Exhibit 10.2

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of October 31, 2012, among EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), each subsidiary of the Borrower identified on the signature pages hereto (each, a “Subsidiary Party”, and the Subsidiary Parties and the Borrower, the “Reaffirming Parties”) and Citibank, N.A., as administrative agent and collateral agent under the Amended Term Loan Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Tranche B-2 Lenders (as defined therein) party thereto, and the Administrative Agent have entered into the Incremental Facility Agreement dated as of October 31, 2012 (the “Amendment”), which amends the Term Loan Agreement dated as of April 24, 2012 and amended by that certain Amendment No. 1 dated as of August 21, 2012 (the “Existing Term Loan Agreement” and, as amended after giving effect to the Amendment, the “Amended Term Loan Agreement”), among the Borrower, the lenders party thereto from time to time and the Administrative Agent;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Term Loan Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation/Amendment

Section 1.01.                          Reaffirmation.  (a)  Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees (in the case of the Subsidiary Parties) and its pledges, grants of security interests and other agreements (in the case of all Reaffirming Parties), as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Term Loan Agreement.  Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 6.16 and Section 6.17 of the Amended Term Loan Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b)                                 Each of the Reaffirming Parties party to each of the Security Documents securing the Loan Obligations of the Borrower hereby confirms and agrees that the Tranche B-2 Loans constitute Term Loan Obligations (as defined in the Collateral Agreement).

Section 1.02.                          Confirmation.  On and after the effectiveness of the Amendment, the parties confirm and acknowledge that (i) each reference in each Security Document to the “Term Loan Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Amended Term Loan Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Term Loan Agreement” shall reference the defined terms in the Amended Term Loan Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 2.01.                          Organization.  Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

Section 2.02.                          Authority; Enforceability.  Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.  Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

Section 2.03.                          Security Documents.  The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE III

Miscellaneous

Section 3.01.                          Notices.  All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.02 of the Amended Term Loan Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Term Loan Agreement.

Section 3.02.                          Security Document.  This Agreement is a Security Document executed pursuant to the Amended Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.03.                          Section Captions.  Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 3.04.                          Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 3.05.                          Amendment.  This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

Section 3.06.                          Counterparts.  This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.07.                          Applicable Law; Waiver of Jury Trial.  (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)                               EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.13 OF THE AMENDED TERM LOAN AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 3.08.                          No Novation.  Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Term Loan Agreement or any Security Documents or discharge or release the Lien or priority of any Security Document or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Term Loan Agreement, the Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as the “Borrower”, a “Subsidiary Party”, or a “Subsidiary Guarantor” under the Existing Term Loan Agreement or the Security Documents.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EP ENERY LLC
EVEREST ACQUISITION FINANCE INC.
EP ENERGY GLOBAL LLC
EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C.
MBOW FOUR STAR, L.L.C.
EP ENERGY MANAGEMENT, L.L.C.
EP ENERGY GATHERING COMPANY, L.L.C.
EP ENERGY RESALE COMPANY, L.L.C.
EP ENERGY E&P COMPANY, L.P.
CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

EPE NOMINEE CORP.

By:	/s/ Kyle McCuen
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

EP ENERGY BRAZIL, L.L.C.

By:	/s/ Kyle McCuen
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

[Signature Page to Reaffirmation Agreement]

CITIBANK, N.A., as Administrative
Agent and Collateral Agent

By:	/s/ Mohammed S. Baabde
	Name:	Mohammed S. Baabde
	Title:	Vice President

[Signature Page to Reaffirmation Agreement]